                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                               ABS NEW TRANSACTION


                             FREE WRITING PROSPECTUS

                         $[1,874,757,000] (APPROXIMATE)
                       FIRST FRANKLIN MORTGAGE LOAN TRUST
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2005-FF12



                      MERRILL LYNCH MORTGAGE LENDING, INC.
                                     SELLER

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
                                    DEPOSITOR

                         FIRST FRANKLIN FINANCIAL CORP.
                                   ORIGINATOR

                        NATIONAL CITY HOME LOAN SERVICES
                                    SERVICER

                                      [TBD]
                                 MASTER SERVICER

                                      [TBD]
                                     TRUSTEE


                                DECEMBER 12, 2005


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                         FREE WRITING PROSPECTUS FOR
                         FIRST FRANKLIN MORTGAGE LOAN TRUST,
(MERRILL LYNCH LOGO)     SERIES 2005-FF12
--------------------------------------------------------------------------------


                                IMPORTANT NOTICES

The depositor has filed a registration statement (including a prospectus) with the SEC (File no. 333-127233) for the offering to which this free writing prospectus relates. Before you invest, you should read the prospectus in that registration statement and other documents the issuer has filed with the SEC for more complete information about the issuer and this offering. You may get these documents for free by visiting EDGAR on the SEC Web site at www.sec.gov. Alternatively, the issuer, any underwriter or any dealer participating in the offering will arrange to send you the prospectus when it is available if you request it by calling the toll-free number at 1-800-248-3580.

This free writing prospectus is not required to contain all information that is required to be included in the base prospectus and the prospectus supplement.

The information in this free writing prospectus is preliminary and is subject to completion or change.

The information in this free writing prospectus, if conveyed prior to the time of your commitment to purchase, supersedes any inconsistent information contained in any prior similar free writing prospectus relating to these securities.

Numerous assumptions were used in preparing the Free Writing Prospectus which may or may not be stated therein. The Free Writing Prospectus should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Free Writing Prospectus are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the Free Writing Prospectus. Furthermore, unless otherwise provided, the Free Writing Prospectus assumes no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Free Writing Prospectus due to differences between the actual underlying assets and the hypothetical assets used in preparing the Free Writing Prospectus.

This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this Free Writing Prospectus in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.


--------------------------------------------------------------------------------
   Recipients should read the information contained in the Important Notices section following the cover page of this Free Writing Prospectus.

                                       NUMBER OF                     AVG. LOAN    % OF     % OF TOTAL
      PRODUCT TYPE        WA IO TERM     LOANS      LOAN BALANCE      BALANCE     TOTAL IO    POOL     WAC    WA FICO  WA LTV
      ------------        ----------     -----      ------------      -------     --------    ----     ---    -------  ------
  2/28 ARM 24 MONTH IO        na
  2/28 ARM 36 MONTH IO        na
  2/28 ARM 60 MONTH IO        60      3,529.00      968,997,863.47  274,581.43     75.11      49.31    6.716       663  80.13
 2/28 ARM 120 MONTH IO        na
  3/27 ARM 24 MONTH IO        na
  3/27 ARM 36 MONTH IO        na

  3/27 ARM 60 MONTH IO        60        987.00      233,923,333.18  237,004.39     18.13      11.90    6.618       663  80.36

  5/25 ARM 60 MONTH IO        60        192.00       52,954,282.67  275,803.56      4.10       2.69    6.489       691  77.80

      30 FIXED IO             60        123.00       28,133,399.91  228,726.83      2.18       1.43    7.338       639  78.35

      15 FIXED IO             60          6.00        1,652,093.06  275,348.84      0.13       0.08    7.394       638  80.32

        OTHER IO              60         14.00        4,497,663.58  321,261.68      0.35       0.23    6.255       667  79.08
                                      --------    ----------------  ----------    ------      -----    -----       ---  -----

        TOTALS:               60      4,851.00    1,290,158,635.87  265,957.25    100.00      65.65    6.701       664  80.03
                                      ========    ================  ==========    ======      =====    =====       ===  =====

                           % OWNER
      PRODUCT TYPE         OCCUPIED  % PURCHASE  % INVESTOR  WA DTI  % FULL DOC
      ------------         --------  ----------  ----------  ------  ----------
  2/28 ARM 24 MONTH IO
  2/28 ARM 36 MONTH IO

  2/28 ARM 60 MONTH IO       97.26     79.58       2.35       43.66     59.71
 2/28 ARM 120 MONTH IO
  3/27 ARM 24 MONTH IO
  3/27 ARM 36 MONTH IO

  3/27 ARM 60 MONTH IO       96.72     78.31       2.48       42.96     70.94

  5/25 ARM 60 MONTH IO       99.28     62.39       0.72       42.02     75.36

      30 FIXED IO            96.29     54.78       2.21       42.27     87.48

      15 FIXED IO           100.00     30.00       0.00       36.80     53.09

        OTHER IO             95.80     97.62       4.20       36.05     46.67
                             -----     -----       ----       -----     -----
        TOTALS:              97.22     78.10       2.31       43.40     62.94
                             =====     =====       ====       =====     =====


                                                        INITIAL PERIODIC CAPS
                                                        ---------------------
      PRODUCT TYPE          1.00%        1.50%      2.00%         2.50%        3.00%     3.50%       4.00%       4.50%       5.00%
      ------------          -----        -----      -----         -----        -----     -----       -----       -----       -----
  2/28 ARM 24 MONTH IO
  2/28 ARM 36 MONTH IO
  2/28 ARM 60 MONTH IO                                              75.11%
 2/28 ARM 120 MONTH IO
  3/27 ARM 24 MONTH IO
  3/27 ARM 36 MONTH IO
  3/27 ARM 60 MONTH IO                                              18.13%
  5/25 ARM 60 MONTH IO                                               4.10%
        OTHER IO                                                     0.00%
                                                                    -----
                                                                    97.34%
                                                                    =====


                                  %
WA DTI                          34.914

DTI Distribution

<10%                             0.605
10.00-19.99%                     1.833
20.00-29.99%                     7.196
30.00-39.99%                    20.731
40.00-49.99%                    46.381
50.00-59.99%                    23.239
60.00-69.99%                     0.015